Exhibit 33.1

Management Assessment of Compliance with Applicable Servicing Criteria

CitiMortgage, Inc. (the “Servicer”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission, as set forth in Exhibit A, Applicable Servicing Criteria, hereto, in connection with the servicing of residential mortgage loans included in publicly issued residential mortgage-backed securities issued on or after January 1, 2006, certain publicly issued residential mortgage-backed securities issued prior to January 1, 2006, and certain residential mortgage transactions for which the Servicer has agreed to apply the servicing criteria set forth in Item 1122(d) of Regulation AB, for which the Servicer performs a particular servicing function pursuant to a servicing agreement with a third party, except for Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Government National Mortgage Association residential mortgage loan securitizations unless part of a special bond program (the “Platform”) as of and for the year ended December 31, 2021. The transactions covered by this report as of and for the year ended December 31, 2021 are listed on Exhibit B; for certain transactions, responsibility for performing certain servicing activities as described in Exhibit A were outsourced to another servicer for which the Servicer is not the responsible party for a period of time during the twelve months ended December 31, 2021 as footnoted in Exhibit B.

1.

The Servicer has determined that servicing criterion 1122(d)(1)(v) is applicable to the activities the Servicer performs with respect to the Platform for all transactions and securities in the Platform, including those issued on or before November 23, 2015 for which compliance was previously assessed under other servicing criteria, as applicable, for the assessment period as of and for the year ended December 31, 2021;

2.

With respect to servicing criterion, 1122(d)(2)(ii), as described in Exhibit A hereto, the Servicer has engaged certain vendors (the “Vendors”) to perform specific, limited or scripted activities as of and for the year ended December 31, 2021. The Servicer’s management has determined that these Vendors are not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Servicer’s management has elected to take responsibility for assessing compliance with the servicing criterion applicable to each Vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (“C&DI 200.06”). As permitted by C&DI 200.06, management has policies and procedures in place designed to provide reasonable assurance that the Vendors’ activities comply in all material respects with the servicing criterion applicable to each Vendor. The Servicer’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the Vendors and related criterion;

3.

Except as set forth in paragraph 5 below, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria as of and for the year ended December 31, 2021;

4.

The criteria listed as Inapplicable Servicing Criteria in Exhibit A hereto are inapplicable to the Servicer based on the activities it performs with respect to asset-backed securities transactions involving the Platform as of and for the year ended December 31, 2021;

5.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2021 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities;

6.	The Servicer has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31, 2021;
7.	The Servicer has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the year ended December 31, 2021;

8.

The Servicer has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the year ended December 31, 2021; and

9.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report on the Servicer’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2021.

February 25, 2022

By:
Name:	Bradley Wayman
Senior Vice President, CitiMortgage, Inc.

Exhibit A – Citilink Platform

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by CitiMortgage, Inc.ix	Performed by Vendor(s) for which CitiMortgage, Inc. is the Responsible Party	Performed by subservicer(s) or vendor(s) for which CitiMortgage, Inc. is NOT the Responsible Party	NOT performed by CitiMortgage, Inc. or by subservicer(s) or vendor(s) retained by CitiMortgage, Inc.
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X		Xviii
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s per formance and compliance with such servicing activities.			X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the loans are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X		Xviii
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X		Xviii
Cash Collection and Administration
1122(d)(2)(i)

Payments on loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Xi	Xii	X	Xiii
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X		X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by CitiMortgage, Inc.ix	Performed by Vendor(s) for which CitiMortgage, Inc. is the Responsible Party	Performed by subservicer(s) or vendor(s) for which CitiMortgage, Inc. is NOT the Responsible Party	NOT performed by CitiMortgage, Inc. or by subservicer(s) or vendor(s) retained by CitiMortgage, Inc.
1122(d)(2)(v)

Each custodial account is maintained at a federally insured

depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X		X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.			X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X		X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;   and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of loans serviced by the Servicer.

		X		Xviii
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X		Xviii
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X		X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X		X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on loans is maintained as required by the transaction agreements or related mortgage loan documents.	Xiv		X	Xv
1122(d)(4)(ii)	Loans and related documents are safeguarded as required by the transaction agreements	Xvi		X	Xvii

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by CitiMortgage, Inc.ix	Performed by Vendor(s) for which CitiMortgage, Inc. is the Responsible Party	Performed by subservicer(s) or vendor(s) for which CitiMortgage, Inc. is NOT the Responsible Party	NOT performed by CitiMortgage, Inc. or by subservicer(s) or vendor(s) retained by CitiMortgage, Inc.
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X		X
1122(d)(4)(iv)

Payments on loans, including any payoffs, made in accordance with the related loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.			X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's loans

(e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans,

modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements,     and describe the entity’s activities in monitoring delinquent loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for loans with variable rates are computed based on the related loan documents.			X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable loan documents and state laws; and (C) such funds are   returned to the obligor within 30 calendar days of full repayment of the related loan, or such other number of days specified in the transaction agreements.

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by CitiMortgage, Inc.ix	Performed by Vendor(s) for which CitiMortgage, Inc. is the Responsible Party	Performed by subservicer(s) or vendor(s) for which CitiMortgage, Inc. is NOT the Responsible Party	NOT performed by CitiMortgage, Inc. or by subservicer(s) or vendor(s) retained by CitiMortgage, Inc.
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.			X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X		Xviii

Footnotes to Exhibit A Servicing Criteria

i.	The Servicer under criterion 1122(d)(2)(ii) makes authorized disbursements to investors and/or the paying agent for their disbursement to investors.
ii.	Under criterion 1122(d)(2)(ii), the vendor provides the cash management system utilized by the servicer.
iii.	The paying agent (another party participating in the servicing function (“PPSF”) for which the Servicer is not the responsible party) makes authorized disbursements to investors.
iv.	The Servicer performs collection activities for outstanding documents, and also prepares and ships the required loan documents to another PPSF performing the custodian function.
v.	Another PPSF (party participating in the servicing function) performs the custodian function.
vi.	The Servicer performs collection activities for outstanding documents.
vii.	Another PPSF (party participating in the servicing function) performs the custodian function.
viii.

The Servicer has outsourced all or a portion of the servicing activities performed under this Servicing Criterion to CBNA for which the Servicer is not the responsible party starting at 12:01 AM (New Yor k time) on the service transfer dates as footnoted in Exhibit B.t

ix.

The Servicer is performing these applicable Servicing Criteria for which the Servicer is acting as Master Servicer or Bond Administrator as described in Exhibit B, or for performing limited document collection activity.

Exhibit B

Transactions Listed with SEC 2021

CitiMortgage Bond Administrator	CRLI Primary Servicing (Investor Code)	CMI Primary Servicing (Investor Code)	Cenlar Sub- Servicing (Investor Code)	CMI- Master Servicing (Investor Code)	CMI Primary Bonds (Bond # or GSE Investor Block #)	Security or Deal	Party the Servicer Is Reporting To (Master Servicer or Trustee or Investor)	CBNA Doc Custodian	Footnote
				7800		SEQUOIA MORTGAGE TRUST 2013-8 (SEMT 2013-8)	WILMINGTON TRUST, NATIONAL ASSOCIATION

Transactions Not Listed with SEC 2021

CitiMortgage Bond Administrator	CRLI Primary Servicing (Investor Code)	CMI Primary Servicing (Investor Code)	Cenlar Sub- Servicing (Investor Code)[4]	CMI- Master Servicing (Investor Code)	CMI Primary Bonds (Bond # or GSE Investor Block #)	Security or Deal	Party the Servicer Is Reporting To (Master Servicer or Trustee or Investor)	CBNA Doc Custodian	Footnote
x		6955	DD4			SERIES 2004-03 PR	U S BANK CORPORATE TRUST
x		6983	DK0			SERIES 2005-01 PRAA	U S BANK CORPORATE TRUST
x		6984	DK1			SERIES 2005-01 DIAA	U S BANK CORPORATE TRUST
x		6985	DK2			SERIES 2005-01 PRBB	U S BANK CORPORATE TRUST
x		6987	DD8			SERIES 2005-01 PRCC	U S BANK CORPORATE TRUST
x		6989	DK3			SERIES 2005-02 PRAA	U S BANK CORPORATE TRUST
x		6990	DK4			SERIES 2005-02 DIAA	U S BANK CORPORATE TRUST
x		6991	DK5			SERIES 2005-02 PRBB	U S BANK CORPORATE TRUST
x		6993	DK6			SERIES 2005-03 PRAA	U S BANK CORPORATE TRUST	x
x		6994	DK7			SERIES 2005-03 DIAA	U S BANK CORPORATE TRUST	x
x		6995	DK8			SERIES 2005-03 PRBB	U S BANK CORPORATE TRUST	x
x		6997	DL0			SERIES 2005-A1 PRAA	U S BANK CORPORATE TRUST	x
x		6998	DL1			SERIES 2005-A1 DIAA	U S BANK CORPORATE TRUST	x
x		6999	DL2			SERIES 2005-A1 PRBB	U S BANK CORPORATE TRUST	x
x		9101	EK1			SERIES 2005-04 PRAA	U S BANK CORPORATE TRUST	x
x		9102	EK2			SERIES 2005-04 DIAA	U S BANK CORPORATE TRUST	x
x		9104	EK4			SERIES 2005-04 DIBB	U S BANK CORPORATE TRUST	x
x		9105	EK5			SERIES 2005-04 PRCC	U S BANK CORPORATE TRUST	x
x		9106	EK6			SERIES 2005-04 DICC	U S BANK CORPORATE TRUST	x
x		9107	EK7			SERIES 2005-05 PRAA	U S BANK CORPORATE TRUST	x
x		9108	EK8			SERIES 2005-05 DIAA	U S BANK CORPORATE TRUST	x
x		9111	EM1			SERIES 2005-05 PRCC	U S BANK CORPORATE TRUST	x
x		9113	EM2			SERIES 2005-06 PRAA	U S BANK CORPORATE TRUST	x
x		9114	EM3			SERIES 2005-06 DIAA	U S BANK CORPORATE TRUST	x
x		9115	EM4			SERIES 2005-06 PRBB	U S BANK CORPORATE TRUST	x
x		9117	EM5			SERIES 2005-07 PRAA	U S BANK CORPORATE TRUST	x
x		9118	EM6			SERIES 2005-07 DIAA	U S BANK CORPORATE TRUST	x
x		9119	EM7			SERIES 2005-07 PRBB	U S BANK CORPORATE TRUST	x
x		9121	EM8			SERIES 2005-07 PRCC	U S BANK CORPORATE TRUST	x
x		9123	EN0			SERIES 2005-08 PRAA	U S BANK CORPORATE TRUST	x

x	9124	EN1	SERIES 2005-08 DIAA	U S BANK CORPORATE TRUST	x
x	9125	EN2	SERIES 2005-08 PRBB	U S BANK CORPORATE TRUST	x
x	9127	EN3	SERIES 2006-01 PRAA	U S BANK CORPORATE TRUST	x
x	9128	EN4	SERIES 2006-01 DIAA	U S BANK CORPORATE TRUST	x
x	9129	EN5	SERIES 2006-01 PRBB	U S BANK CORPORATE TRUST	x
x	9131	EN7	SERIES 2006-01 PRCC	U S BANK CORPORATE TRUST	x
x	9135	EN8	SERIES 2006-01 PREE	U S BANK CORPORATE TRUST	x
x	9136	EN9	SERIES 2006-01 DIEE	U S BANK CORPORATE TRUST	x
x	9137	EP0	SERIES 2006-A1 PRAA	U S BANK CORPORATE TRUST	x
x	9138	EP1	SERIES 2006-A1 DIAA	U S BANK CORPORATE TRUST	x
x	9139	EP2	SERIES 2006-A1 PRBB	U S BANK CORPORATE TRUST	x
x	9141	EP4	SERIES 2006-A1 PRCC	U S BANK CORPORATE TRUST	x
x	9143	EP5	SERIES 2006-02 PRAA	U S BANK CORPORATE TRUST	x
x	9144	EP6	SERIES 2006-02 DIAA	U S BANK CORPORATE TRUST	x
x	9145	EP7	SERIES 2006-02 PRBB	U S BANK CORPORATE TRUST	x
x	9149	EQ1	SERIES 2006-02 PRDD	U S BANK CORPORATE TRUST	x
x	9151	EQ2	SERIES 2006-A2 PRAA	U S BANK CORPORATE TRUST	x
x	9152	EQ3	SERIES 2006-A2 DIAA	U S BANK CORPORATE TRUST	x
x	9153	EQ4	SERIES 2006-A2 PRBB	U S BANK CORPORATE TRUST	x
x	9154	EQ5	SERIES 2006-A2 DIBB	U S BANK CORPORATE TRUST	x
x	9155	EQ6	SERIES 2006-03 PRAA	U S BANK CORPORATE TRUST	x
x	9156	EQ7	SERIES 2006-03 DIAA	U S BANK CORPORATE TRUST	x
x	9157	EQ8	SERIES 2006-03 PRBB	U S BANK CORPORATE TRUST	x
x	9159	ER0	SERIES 2006-03 PRCC	U S BANK CORPORATE TRUST	x
x	9161	ER2	SERIES 2006-03 PRDD	U S BANK CORPORATE TRUST	x
x	9162	ER3	SERIES 2006-03 DIDD	U S BANK CORPORATE TRUST	x
x	9163	ER4	SERIES 2006-04 PRAA	U S BANK CORPORATE TRUST	x
x	9164	ER5	SERIES 2006-04 DIAA	U S BANK CORPORATE TRUST	x
x	9165	ER6	SERIES 2006-04 PRBB	U S BANK CORPORATE TRUST	x
x	9167	ER8	SERIES 2006-04 PRCC	U S BANK CORPORATE TRUST	x
x	9169	ER9	SERIES 2006-04 PRDD	U S BANK CORPORATE TRUST	x
x	9171	ET1	SERIES 2006-A3 PRAA	U S BANK CORPORATE TRUST	x
x	9172	ET2	SERIES 2006-A3 DIAA	U S BANK CORPORATE TRUST	x
x	9173	ET3	SERIES 2006-A3 PRBB	U S BANK CORPORATE TRUST	x
x	9175	ET5	SERIES 2006-A3 PRCC	U S BANK CORPORATE TRUST	x
x	9176	ET6	SERIES 2006-A3 DICC	U S BANK CORPORATE TRUST	x
x	9177	ET7	SERIES 2006-A4 PRAA	U S BANK CORPORATE TRUST	x
x	9178	ET8	SERIES 2006-A4 DIAA	U S BANK CORPORATE TRUST	x
x	9179	ET9	SERIES 2006-A4 PRBB	U S BANK CORPORATE TRUST	x
x	9181	EU0	SERIES 2006-A4 PRCC	U S BANK CORPORATE TRUST	x
x	9183	EU1	SERIES 2006-A5 PRAA	U S BANK CORPORATE TRUST	x
x	9184	EU2	SERIES 2006-A5 DIAA	U S BANK CORPORATE TRUST	x
x	9185	EU3	SERIES 2006-A5 PRBB	U S BANK CORPORATE TRUST	x
x	9187	EU5	SERIES 2006-A5 PRCC	U S BANK CORPORATE TRUST	x
x	9188	EU6	SERIES 2006-A5 PRDD	U S BANK CORPORATE TRUST	x
x	9190	EU8	SERIES 2006-A5 PREE	U S BANK CORPORATE TRUST	x

x	9191	EU9	SERIES 2006-05 PRAA	U S BANK CORPORATE TRUST	x
x	9192	EW 0	SERIES 2006-05 DIAA	U S BANK CORPORATE TRUST	x
x	9193	EW 1	SERIES 2006-05 PRBB	U S BANK CORPORATE TRUST	x
x	9195	EW 3	SERIES 2006-05 PRCC	U S BANK CORPORATE TRUST	x
x	9196	EW 4	SERIES 2006-05 PRDD	U S BANK CORPORATE TRUST	x
x	9197	EW 5	SERIES 2006-05 DIDD	U S BANK CORPORATE TRUST	x
x	9198	EW 6	SERIES 2006-06 PRAA	U S BANK CORPORATE TRUST	x
x	9199	EW 7	SERIES 2006-06 DIAA	U S BANK CORPORATE TRUST	x
x	9200	EW 8	SERIES 2006-06 PRBB	U S BANK CORPORATE TRUST	x
x	9202	EW 9	SERIES 2006-A6 PRAA	U S BANK CORPORATE TRUST	x
x	9203	EX0	SERIES 2006-A6 DIAA	U S BANK CORPORATE TRUST	x
x	9204	EX1	SERIES 2006-A6 PRBB	U S BANK CORPORATE TRUST	x
x	9205	EX2	SERIES 2006-A6 PRCC	U S BANK CORPORATE TRUST	x
x	9206	EX3	SERIES 2006-A6 DICC	U S BANK CORPORATE TRUST	x
x	9207	EX4	SERIES 2006-07 PRAA	U S BANK CORPORATE TRUST	x
x	9208	EX5	SERIES 2006-07 DIAA	U S BANK CORPORATE TRUST	x
x	9209	EX6	SERIES 2006-07 PRBB	U S BANK CORPORATE TRUST	x
x	9211	EX8	SERIES 2006-07 PRCC	U S BANK CORPORATE TRUST	x
x	9213	EX9	SERIES 2006-07 PRDD	U S BANK CORPORATE TRUST	x
x	9214	EY0	SERIES 2006-07 DIDD	U S BANK CORPORATE TRUST	x
x	9215	EY1	SERIES 2006-A7 PRAA	U S BANK CORPORATE TRUST	x
x	9216	EY2	SERIES 2006-A7 DIAA	U S BANK CORPORATE TRUST	x
x	9217	EY3	SERIES 2006-A7 PRBB	U S BANK CORPORATE TRUST	x
x	9219	EY5	SERIES 2006-A7 PRCC	U S BANK CORPORATE TRUST	x
x	9220	EY6	SERIES 2006-A7 DICC	U S BANK CORPORATE TRUST	x
x	9221	EY7	SERIES 2007-A1 PRAA	U S BANK CORPORATE TRUST	x
x	9222	EY8	SERIES 2007-A1 DIAA	U S BANK CORPORATE TRUST	x
x	9223	EY9	SERIES 2007-A1 PRBB	U S BANK CORPORATE TRUST	x
x	9225	EZ0	SERIES 2007-A1 PRCC	U S BANK CORPORATE TRUST	x
x	9226	EZ1	SERIES 2007-A1 DICC	U S BANK CORPORATE TRUST	x

x	9227	EZ2	SERIES 2007-01 PRAA	U S BANK CORPORATE TRUST	x
x	9228	EZ3	SERIES 2007-01 DIAA	U S BANK CORPORATE TRUST	x
x	9229	EZ4	SERIES 2007-01 PRBB	U S BANK CORPORATE TRUST	x
x	9231	EZ5	SERIES 2007-01 PRCC	U S BANK CORPORATE TRUST	x
x	9232	EZ6	SERIES 2007-01 DICC	U S BANK CORPORATE TRUST	x
x	9233	EZ7	SERIES 2007-02 PRAA	U S BANK CORPORATE TRUST	x
x	9234	EZ8	SERIES 2007-02 DIAA	U S BANK CORPORATE TRUST	x
x	9237	FJ0	SERIES 2007-02 PRCC	U S BANK CORPORATE TRUST	x
x	9239	FJ1	SERIES 2007-02 PRDD	U S BANK CORPORATE TRUST	x
x	9240	FJ2	SERIES 2007-02 DIDD	U S BANK CORPORATE TRUST	x
x	9241	FJ3	SERIES 2007-A2 PRAA	U S BANK CORPORATE TRUST	x
x	9242	FJ4	SERIES 2007-A2 DIAA	U S BANK CORPORATE TRUST	x
x	9243	FJ5	SERIES 2007-A2 PRBB	U S BANK CORPORATE TRUST	x
x	9245	FJ6	SERIES 2007-A2 PRCC	U S BANK CORPORATE TRUST	x
x	9246	FJ7	SERIES 2007-A2 DICC	U S BANK CORPORATE TRUST	x
x	9247	FJ8	SERIES 2007-A3 PRAA	U S BANK CORPORATE TRUST	x
x	9248	FJ9	SERIES 2007-A3 DIAA	U S BANK CORPORATE TRUST	x
x	9249	FQ0	SERIES 2007-A3 PRBB	U S BANK CORPORATE TRUST	x
x	9251	FQ2	SERIES 2007-A3 PRCC	U S BANK CORPORATE TRUST	x
x	9252	FQ3	SERIES 2007-A3 DICC	U S BANK CORPORATE TRUST	x
x	9253	FQ4	SERIES 2007-A4 PRAA	U S BANK CORPORATE TRUST	x
x	9254	FQ5	SERIES 2007-A4 DIAA	U S BANK CORPORATE TRUST	x
x	9255	FQ6	SERIES 2007-A4 PRBB	U S BANK CORPORATE TRUST	x
x	9257	FQ8	SERIES 2007-A4 PRCC	U S BANK CORPORATE TRUST	x
x	9258	FQ9	SERIES 2007-A4 DICC	U S BANK CORPORATE TRUST	x
x	9259	FU0	SERIES 2007-03 PRAA	U S BANK CORPORATE TRUST	x
x	9260	FU1	SERIES 2007-03 DIAA	U S BANK CORPORATE TRUST	x
x	9261	FU2	SERIES 2007-03 PRBB	U S BANK CORPORATE TRUST	x
x	9263	FU4	SERIES 2007-03 PRCC	U S BANK CORPORATE TRUST	x
x	9265	FU5	SERIES 2007-03 PRDD	U S BANK CORPORATE TRUST	x
x	9266	FU6	SERIES 2007-03 DIDD	U S BANK CORPORATE TRUST	x
x	9267	FU7	SERIES 2007-04 PRAA	U S BANK CORPORATE TRUST	x
x	9268	FU8	SERIES 2007-04 DIAA	U S BANK CORPORATE TRUST	x
x	9269	FU9	SERIES 2007-04 PRBB	U S BANK CORPORATE TRUST	x
x	9271	FV0	SERIES 2007-04 PRCC	U S BANK CORPORATE TRUST	x
x	9272	FV1	SERIES 2007-04 PRDD	U S BANK CORPORATE TRUST	x
x	9273	FV2	SERIES 2007-04 DIDD	U S BANK CORPORATE TRUST	x
x	9274	FV3	SERIES 2007-A5 PRAA	U S BANK CORPORATE TRUST	x
x	9275	FV4	SERIES 2007-A5 DIAA	U S BANK CORPORATE TRUST	x
x	9276	FV5	SERIES 2007-A5 PRBB	U S BANK CORPORATE TRUST	x
x	9278	FV7	SERIES 2007-A5 PRCC	U S BANK CORPORATE TRUST	x
x	9279	FV8	SERIES 2007-A5 DICC	U S BANK CORPORATE TRUST	x
x	9280	FV9	SERIES 2007-05 PRAA	U S BANK CORPORATE TRUST	x
x	9281	FX0	SERIES 2007-05 DIAA	U S BANK CORPORATE TRUST	x
x	9282	FX1	SERIES 2007-05 PRBB	U S BANK CORPORATE TRUST	x
x	9286	FX5	SERIES 2007-05 PRDD	U S BANK CORPORATE TRUST	x

x	9287	FX6	SERIES 2007-05 DIDD	U S BANK CORPORATE TRUST	x
x	9288	FX7	SERIES 2007-A6 PRAA	U S BANK CORPORATE TRUST	x
x	9289	FX8	SERIES 2007-A6 DIAA	U S BANK CORPORATE TRUST	x
x	9290	FX9	SERIES 2007-A6 PRBB	U S BANK CORPORATE TRUST	x
x	9291	FZ0	SERIES 2007-A6 DIBB	U S BANK CORPORATE TRUST	x
x	9292	FZ1	SERIES 2007-A6 PRCC	U S BANK CORPORATE TRUST	x
x	9293	FZ2	SERIES 2007-A6 DICC	U S BANK CORPORATE TRUST	x
x	9294	FZ3	SERIES 2007-06 PRAA	U S BANK CORPORATE TRUST	x
x	9295	FZ4	SERIES 2007-06 DIAA	U S BANK CORPORATE TRUST	x
x	9296	FZ5	SERIES 2007-06 PRBB	U S BANK CORPORATE TRUST	x
x	9299	FZ7	SERIES 2007-06 PRDD	U S BANK CORPORATE TRUST	x
x	9300	FZ8	SERIES 2007-06 DIDD	U S BANK CORPORATE TRUST	x
x	9301	FZ9	SERIES 2007-A7 PRAA	U S BANK CORPORATE TRUST	x
x	9302	GB0	SERIES 2007-A7 DIAA	U S BANK CORPORATE TRUST	x
x	9303	GB1	SERIES 2007-A7 PRBB	U S BANK CORPORATE TRUST	x
x	9304	GB2	SERIES 2007-A7 DIBB	U S BANK CORPORATE TRUST	x
x	9305	GB3	SERIES 2007-A7 PRCC	U S BANK CORPORATE TRUST	x
x	9306	GB4	SERIES 2007-A7 DICC	U S BANK CORPORATE TRUST	x
x	9307	GB5	SERIES 2007-A7 PRDD	U S BANK CORPORATE TRUST	x
x	9308	GB6	SERIES 2007-A7 DIDD	U S BANK CORPORATE TRUST	x
x	9309	GB7	SERIES 2007-A7 PREE	U S BANK CORPORATE TRUST	x
x	9310	GB8	SERIES 2007-A7 DIEE	U S BANK CORPORATE TRUST	x
x	9311	GB9	SERIES 2007-07 PRAA	U S BANK CORPORATE TRUST	x
x	9312	GD0	SERIES 2007-07 DIAA	U S BANK CORPORATE TRUST	x
x	9313	GD1	SERIES 2007-07 PRBB	U S BANK CORPORATE TRUST	x
x	9315	GD3	SERIES 2007-07 PRCC	U S BANK CORPORATE TRUST	x
x	9317	GD4	SERIES 2007-07 PRDD	U S BANK CORPORATE TRUST	x
x	9319	GD6	SERIES 2007-08 PRAA	U S BANK CORPORATE TRUST	x
x	9321	GD8	SERIES 2007-08 PRBB	U S BANK CORPORATE TRUST	x
x	9324	GE0	SERIES 2007-08 PRDD	U S BANK CORPORATE TRUST	x
x	9325	GE1	SERIES 2007-08 DIDD	U S BANK CORPORATE TRUST	x
x	9326	GE2	SERIES 2007-A8 PRAA	U S BANK CORPORATE TRUST	x
x	9327	GE3	SERIES 2007-A8 DIAA	U S BANK CORPORATE TRUST	x
x	9328	GE4	SERIES 2007-A8 PRBB	U S BANK CORPORATE TRUST	x
x	9329	GE5	SERIES 2007-A8 DIBB	U S BANK CORPORATE TRUST	x
x	9330	GE6	SERIES 2007-09 PRAA	U S BANK CORPORATE TRUST	x
x	9331	GE7	SERIES 2007-09 DIAA	U S BANK CORPORATE TRUST	x
x	9332	GE8	SERIES 2007-09 PRBB	U S BANK CORPORATE TRUST	x
x	9333	GE9	SERIES 2007-09 DIBB	U S BANK CORPORATE TRUST	x
x	9334	GF0	SERIES 2007-09 PRCC	U S BANK CORPORATE TRUST	x
x	9335	GF1	SERIES 2007-09 DICC	U S BANK CORPORATE TRUST	x
x	9336	GF2	SERIES 2008-01 PRAA	U S BANK CORPORATE TRUST	x
x	9337	GF3	SERIES 2008-01 DIAA	U S BANK CORPORATE TRUST	x
x	9338	GF4	SERIES 2008-01 PRBB	U S BANK CORPORATE TRUST	x
x	9340	GF6	SERIES 2008-01 PRCC	U S BANK CORPORATE TRUST	x
x	9341	GF7	SERIES 2008-01 DICC	U S BANK CORPORATE TRUST	x

x	9344	GF8		SERIES 2008-02 PRAA	U S BANK CORPORATE TRUST	x
x	9345	GF9		SERIES 2008-02 DIAA	U S BANK CORPORATE TRUST	x
x	9346	GG0		SERIES 2008-02 PRBB	U S BANK CORPORATE TRUST	x
x	9347	GG1		SERIES 2008-02 DIBB	U S BANK CORPORATE TRUST	x
x	9348	GG2		SERIES 2008-02 PRCC	U S BANK CORPORATE TRUST	x
x	9349	GG3		SERIES 2008-02 DICC	U S BANK CORPORATE TRUST	x
x	9932	GG8		SERIES 2006-01	U S BANK CORPORATE TRUST	x
x	9933	GG9		SERIES 2006-02	U S BANK CORPORATE TRUST	x
x	9934	GH0		SERIES 2006-03	U S BANK CORPORATE TRUST	x
x	9935	GH1		SERIES 2007-01	U S BANK CORPORATE TRUST	x
x	9936	GH2		SERIES 2007-02	U S BANK CORPORATE TRUST	x
x	9925	GG4		SERIES 2004-01 ARAA	U S BANK CORPORATE TRUST
x	9926	GG5		SERIES 2004-01 ARBB	U S BANK CORPORATE TRUST
x	9927	GG6		SERIES 2004-01 FXBB	U S BANK CORPORATE TRUST
x	9928	GG7		SERIES 2004-01 FXAA	U S BANK CORPORATE TRUST
	x	x	576	Citizens One Home Loan (FKA CCO Mortgage)	CCO MORTGAGE
	x	x	3094	CA Public Employees Retirement System	CA PUBLIC EMPLOYEES RETIREMENT SYSTEM	x
	x	x	3138	Countrywide Home Loans, Inc.	BANK OF AMERICA
			4060	BAFC 2006 05	U.S. BANK NATIONAL ASSOCIATION
			4060	BAFC 2006 06	U.S. BANK NATIONAL ASSOCIATION
			4061	BAFC 2007 06	U.S. BANK NATIONAL ASSOCIATION
			4073	BMAT 2006 01	DEUTSCHE BANK NATIONAL TRUST CO
x			4900	CMLTI 2004 - HYB4	U.S. BANK NATIONAL ASSOCIATION	x	3
x	x	x	4900	CMLTI 2005 01	U.S. BANK NATIONAL ASSOCIATION	x
x	x	x	4900	CMLTI 2005 02	U.S. BANK NATIONAL ASSOCIATION	x
x			4900	CMLTI 2005 03	U.S. BANK NATIONAL ASSOCIATION	x	3

x			4900	CMLTI 2005 04	U.S. BANK NATIONAL ASSOCIATION	x	3
x			4900	CMLTI 2005 05	U.S. BANK NATIONAL ASSOCIATION	x
x			4900	CMLTI 2005 06	U.S. BANK NATIONAL ASSOCIATION	x	3
x			4900	CMLTI 2005 07	U.S. BANK NATIONAL ASSOCIATION	x	3
x			4900	CMLTI 2005 08	U.S. BANK NATIONAL ASSOCIATION	x
x			4900	CMLTI 2005 09	U.S. BANK NATIONAL ASSOCIATION	x
x			5900	CMLTI 2005 10	U.S. BANK NATIONAL ASSOCIATION	x	1
x			6900	CMLTI 2005 HE1	U.S. BANK NATIONAL ASSOCIATION	x	2
x			4900	CMLTI 2005 WF1	U.S. BANK NATIONAL ASSOCIATION	x	3
x			4900	CMLTI 2005 WF2	U.S. BANK NATIONAL ASSOCIATION	x
x			5900	CMLTI 2006 04	U.S. BANK NATIONAL ASSOCIATION	x	2
x			4900	CMLTI 2006 AR1	U.S. BANK NATIONAL ASSOCIATION	x	3
x			5900	CMLTI 2006 AR2	U.S. BANK NATIONAL ASSOCIATION	x	1
x	x	x	5900	CMLTI 2006 AR3	U.S. BANK NATIONAL ASSOCIATION	x	2
x	x	x	5900	CMLTI 2006 AR5	U.S. BANK NATIONAL ASSOCIATION	x	2
x	x	x	5900	CMLTI 2006 AR6	U.S. BANK NATIONAL ASSOCIATION	x	1
x	x	x	5900	CMLTI 2006 AR7	U.S. BANK NATIONAL ASSOCIATION	x	1
x			4900	CMLTI 2006 AR9	U.S. BANK NATIONAL ASSOCIATION	x	3
x			4900	CMLTI 2007 02	U.S. BANK NATIONAL ASSOCIATION	x
x	x	x	5900	CMLTI 2007 06	U.S. BANK NATIONAL ASSOCIATION	x	2
x	x	x	5900	CMLTI 2007 10	U.S. BANK NATIONAL ASSOCIATION	x	2
x	x	x	5900	CMLTI 2007 AR1	U.S. BANK NATIONAL ASSOCIATION	x	1
x			4900	CMLTI 2007 AR4	U.S. BANK NATIONAL ASSOCIATION	x	3
x			4900	CMLTI 2007 AR5	U.S. BANK NATIONAL ASSOCIATION	x	3
x	x	x	5900	CMLTI 2007 AR7	U.S. BANK NATIONAL ASSOCIATION	x	1
x			4900	CMLTI 2007 AR8	U.S. BANK NATIONAL ASSOCIATION	x	3
x	x	x	4900	CMLTI 2008 02	U.S. BANK NATIONAL ASSOCIATION	x	3
			4073	ENCR 2005 03	DEUTSCHE BANK NATIONAL TRUST CO
			4073	ENCR 2005 04	DEUTSCHE BANK NATIONAL TRUST CO
			4075	HALO 2006 02	DEUTSCHE BANK NATIONAL TRUST CO
			4075	HALO 2007 01	DEUTSCHE BANK NATIONAL TRUST CO
			4075	HALO 2007 AR1	DEUTSCHE BANK NATIONAL TRUST CO
			4075	HALO 2007 WF1	DEUTSCHE BANK NATIONAL TRUST CO
			4074	HASCO 2006 HE2	DEUTSCHE BANK NATIONAL TRUST CO
			4074	HASCO 2007 OPT1	DEUTSCHE BANK NATIONAL TRUST CO
			7800	SEMT 2013 10	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2013 11	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2013 12	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2013 9	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2014 1	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2014 2	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2014 3	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2014 4	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2015 1	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2015 2	WILMINGTON TRUST, NATIONAL ASSOCIATION
			7800	SEMT 2015 3	WILMINGTON TRUST, NATIONAL ASSOCIATION

7800	SEMT 2015 4	WILMINGTON TRUST, NATIONAL ASSOCIATION
7800	SEMT 2016 1	WILMINGTON TRUST, NATIONAL ASSOCIATION
7800	SEMT 2016 2	WILMINGTON TRUST, NATIONAL ASSOCIATION
7800	SEMT 2016 3	WILMINGTON TRUST, NATIONAL ASSOCIATION
7800	SEMT 2017 1	WILMINGTON TRUST, NATIONAL ASSOCIATION
7800	SEMT 2017 2	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2017 3	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2017 4	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2017 5	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2017 6	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2017 7	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2017 CH1	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2017 CH2	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 1	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 2	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 3	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 4	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 5	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 6	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 CH1	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 CH2	WILMINGTON TRUST, NATIONAL ASSOCIATION
7801	SEMT 2018 CH3	WILMINGTON TRUST, NATIONAL ASSOCIATION
9000	SOFI 2016 1	WILMINGTON TRUST, NATIONAL ASSOCIATION

Non-Listed by Platform	293
Listed by Platform	1
TOTAL	294

1 - Bond Administration responsibility was outsourced from CitiMortgage to CBNA October 25, 2021.

2 - Bond Administration responsibility was outsourced from CitiMortgage to CBNA November 26, 2021.

3 - Bond Administration responsibility was outsourced from CitiMortgage to CBNA December 27, 2021.

4 - Primary Servicing responsibility was outsourced from CitiMortgage to Cenlar April 1, 2019.